UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022   (April 7, 2022)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

9 East Park Court

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

516-586-5643

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As noted in Item 5.07 below, at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Bion Environmental Technologies, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s Articles of Incorporation, a summary of which was set forth on page 23 of the Company’s Definitive Proxy Statement on Schedule 14A for the 2022 Annual Meeting, which was filed with the Securities and Exchange Commission (the “Commission”) on February 7, 2022, as supplemented on February 9, 2022 (the “Proxy Statement”), and is incorporated herein by reference. On April 11, 2022, the Company filed the approved Amended and Restated Articles of Incorporation with the Secretary of State of the State of Colorado, which became effective immediately upon filing. That summary and the foregoing description of the Amended and Restated Articles of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation filed as Exhibit 3.1 to this report and is hereby incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2022 Annual Meeting of Stockholders, the Company’s stockholders approved the Bion Environmental Technologies, Inc. 2021 Equity Incentive Award Plan (the “Equity Plan”). A summary of the material terms of the Equity Plan was set forth on pages 24 through 28 of the Proxy Statement, and is incorporated herein by reference. That summary and the foregoing description of the Equity Plan are qualified in their entirety by reference to the full text of the Equity Plan filed as Exhibit 10.1 to this report and is hereby incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting was held virtually on April 7, 2022 at 3 p.m. (Eastern time) at www.virtualshareholdermeeting.com/BNET2022. During the Annual Meeting, the Company’s stockholders voted on seven proposals described in the Proxy Statement. The voting results for each of the proposals are as follows.

1.	Election of Directors. The three director nominees named in the Proxy Statement were elected to the Company’s Board of Directors by the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mark A. Smith	24,805,772	384,175	4,149,282
Edward T. Schafer	24,805,778	384,169	4,149,282
Jon Northrop	24,808,671	381,276	4,149,282

2.	Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,111,970	986,793	91,184	4,149,282

3.	Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The stockholders approved, on an advisory basis, a frequency of “Every Year” for the frequency of future advisory votes to approve the compensation of the Company’s named executive officers by the following votes:

Every Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
24,573,865	267,454	232,343	116,285	4,149,282

Consistent with the stockholders’ advisory vote, the Company’s Board of Directors has determined that the Company will hold advisory votes to approve the compensation of the Company’s named executive officers on an annual basis. These annual advisory votes will continue each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2028.

4.	Approval of the Amendment and Restatement of the Company’s Articles of Incorporation. The stockholders approved the amendment and restatement of the Company’s articles of incorporation by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,006,792	166,381	16,774	4,149,282

5.	Approval of the Bion Environmental Technologies, Inc. 2021 Equity Incentive Award Plan. The stockholders approved the Bion Environmental Technologies, Inc. 2021 Equity Incentive Award Plan by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
23,216,321	1,694,881	278,745	4,149,282

6.	Approval of the Reverse Stock Split of the Company’s Common Stock and Related Amendment to the Articles of Incorporation. The stockholders approved and authorized the Company’s Board of Directors to effect, in its discretion, a reverse split of the Company’s issued and outstanding common stock in a ratio ranging from 1-for-1.1 to 1-for-3.0 and approved a related amendment to the Company’s Articles of Incorporation by the following votes:

Votes For	Votes Against	Votes Abstained
27,653,042	1,242,324	443,863

The exact reverse stock split ratio and the effective date of the reverse stock split will be determined in the discretion of the Board of Directors. The Board of Directors may not effect the reverse stock split if the Board of Directors determines that the reverse stock split is no longer in the best interests of the Company or its stockholders. The reverse stock split, if implemented, would become effective upon the filing of Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation with the Secretary of State of the State of Colorado. If the reverse stock split is implemented, the number of issued and outstanding shares of the Company’s common stock would be reduced, in accordance with the ratio of the reverse stock split the Board of Directors selects.

7.	Ratification of Eide Bailly LLP as the Company’s Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the year ended June 30, 2022 by the following votes:

Votes For	Votes Against	Votes Abstained
29,116,800	193,525	28,904

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Bion Environmental Technologies, Inc., filed with the Secretary of State of the State of Colorado on April 11, 2022
10.1	Bion Environmental Technologies, Inc. 2021 Equity Incentive Award Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Mark A. Smith
Date: April 12, 2022		Mark A. Smith, President